Exhibit 10.1

JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of July 19, 2012 (this “Agreement”), by and among J.P. MORGAN CHASE BANK, N.A., CREDIT SUISSE AG, GOLDMAN SACHS BANK USA, and FIFTH THIRD BANK (each a “Lender” and collectively the “Lenders”), AUDATEX NORTH AMERICA, INC., a Delaware corporation, SOLERA NEDERLAND HOLDING B.V., a company organized under the laws of the Netherlands, AUDATEX HOLDINGS IV B.V., a company organized under the laws of the Netherlands (collectively, the “Borrowers”), AUDATEX HOLDINGS, LLC, a Delaware limited liability company (“Holdings”) and certain Subsidiaries of Holdings, as guarantors (“Guarantors”) and GOLDMAN SACHS CREDIT PARTNERS L.P., as Administrative Agent.

RECITALS:

WHEREAS, reference is hereby made to the AMENDED AND RESTATED FIRST LIEN CREDIT AND GUARANTY AGREEMENT, dated as of April 13, 2012 (as it may be further amended, restated, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among AUDATEX NORTH AMERICA, INC., a Delaware corporation (“U.S. Borrower”), SOLERA NEDERLAND HOLDING B.V., a company organized under the laws of The Netherlands (“EuroCo” and a “Euro Borrower”), AUDATEX HOLDINGS IV B.V., a company organized under the laws of The Netherlands (“EuroHoldco” and a “Euro Borrower;” together with EuroCo, the “Euro Borrowers;” and the Euro Borrowers, collectively with the U.S. Borrower, the “Borrowers”), AUDATEX HOLDINGS, LLC, a Delaware limited liability company (“Holdings”) and certain Subsidiaries of Holdings, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Administrative Agent and Collateral Agent and JPMORGAN SECURITIES LLC, as Lead Arranger, Syndication Agent and Documentation Agent; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrowers may increase the existing Revolving Commitments (such increase the “New Revolving Commitments”) and/or provide New Term Loan Commitments by entering into one or more Joinder Agreements with the New Revolving Lenders and/or New Term Loan Lenders, as applicable.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Lender party hereto hereby agrees to commit to provide its respective Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

Each Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Each Lender hereby agrees to make its Commitment on the following terms and conditions:

1.	Applicable Margin. The Applicable Margin for each New Revolving Loan shall mean, as of any date of determination, 3.00% per annum for Eurodollar Rate Loans and 2.00% per annum for Base Rate Loans.

2.	Upfront Fee. The Borrowers agree to pay to each New Revolving Lender an amount equal to 0.20% of the stated principal amount of such New Revolving Lender’s Commitment payable on the date hereof.

3.	Commitment Fee. A Commitment Fee of 0.375% shall accrue on the unused amounts of the New Revolving Commitments. Commitment Fees shall accrue from the date hereof and are payable, on a pro rata basis, quarterly in arrears (calculated on a 365-day basis) and on the date of termination of the New Revolving Commitments.

4.	Maturity Date. The New Revolving Loans shall mature on May 16, 2017.

5.	New Lenders. Each New Revolving Lender acknowledges and agrees that upon its execution of this Agreement that such New Revolving Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

6.	Credit Agreement Governs. Except as set forth in this Agreement, New Revolving Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Credit Documents.

7.	Borrowers’ Certifications. By its execution of this Agreement, the undersigned officer, to the best of his or her knowledge, and the Borrowers hereby certify that:

i.	the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date;

ii.	no event has occurred and is continuing or would result from the consummation of the Proposed Borrowing contemplated hereby that would constitute a Default or an Event of Default; and

iii.	the Borrowers have performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof.

8.	Borrowers’ Covenants. By its execution of this Agreement, the Borrowers hereby covenant that:

i.	the Borrowers shall make any payments required pursuant to Section 2.18(c) of the Credit Agreement in connection with the New Revolving Commitments;

ii	the Borrowers shall deliver or cause to be delivered the following legal opinions and documents: the favorable written opinions of Kirkland & Ellis LLP, special New York counsel to the Credit Parties, and NautaDutilh N.V., Dutch counsel to the Euro Borrowers and the Dutch Guarantors, together with all other legal opinions and other documents reasonably requested by Administrative Agent in connection with this Agreement; and

iii.	the pro forma Leverage Ratio is equal to or less than 4.50:1.00, as determined on the basis of the financial statements delivered to the Administrative Agent on March 31, 2012.

9.	Eligible Assignee. By its execution of this Agreement, each New Revolving Lender represents and warrants that it is an Eligible Assignee.

10.	Notice. For purposes of the Credit Agreement, the initial notice address of each New Revolving Lender shall be as set forth below its signature below.

11.	Non-US Lenders. For each New Revolving Lender that is a Non-US Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Revolving Lender may be required to deliver to Administrative Agent pursuant to Section 2.20(c) of the Credit Agreement.

12.	Recordation of the New Loans. Upon execution and delivery hereof, Administrative Agent will record the New Revolving Loans made by New Revolving Lenders in the Register.

13.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

14.	Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

15.	APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

16.	Severability. In case any provision in or obligation hereunder or under any other Credit Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

17.	Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of June 25, 2012.

J.P. Morgan Chase Bank, N.A.

By: /s/ Tina Ruyter
Name: Tina Ruyter
Title: Executive Director

Notice Address: 500 Stanton Christiana Road, Ops 2, Floor 03
Newark, DE, 19713-2107, United States
Attention: Greg Hutchins
Telephone: 302-634-4593
Facsimile: 201-244-3885

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of June 22, 2012.

Credit Suisse AG

By: /s/ Stefani Willi
Name: Stefani Willi
Title: Director

By: /s/ Christophe Müller
Name: Christophe Müller
Title: Director

Notice Address:
Attention:
Telephone:
Facsimile:

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of June 25, 2012.

Goldman Sachs Bank USA

By: /s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Notice Address: 200 West St., New York, NY, 10282
Attention: Michelle Latzoni
Telephone: 212-934-3921
Facsimile: 917-977-3966

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of June 21, 2012.

Firth Third Bank

By: /s/ Glen Mastey
Name: Glen Mastey
Title: Vice President

Notice Address: 2500 North Dallas Parkway, Suite 533, Dallas, TX, 75028
Attention: Glen Mastey
Telephone: 972-535-0986

AUDATEX NORTH AMERICA, INC.

By: /s/ Tony Aquila
Name: Tony Aquila
Title: Chief Executive Officer

SOLERA NEDERLAND HOLDING B.V.

By: /s/ Christian Hutzner
Name: Christian Hutzner
Title: Authorized Signatory

AUDATEX HOLDINGS IV B.V.

By: /s/ Christian Hutzner
Name: Christian Hutzner
Title: Authorized Signatory

AUDATEX HOLDINGS, LLC

By: /s/ Tony Aquila
Name: Tony Aquila
Title: Chief Executive Officer

AUDATEX CANADA HOLDINGS, INC.

By: /s/ Tony Aquila
Name: Tony Aquila
Title: Chief Executive Officer

AUDATEX HOLDINGS, INC.

By: /s/ Tony Aquila
Name: Tony Aquila
Title: Chief Executive Officer

COLLISION REPAIR BUSINESS MANAGEMENT SERVICES, LLC

By: /s/ Tony Aquila
Name: Tony Aquila
Title: Chief Executive Officer

CLAIMS SERVICES GROUP, INC.

By: /s/ Tony Aquila
Name: Tony Aquila
Title: Chief Executive Officer

HOLLANDER, INC.

By: /s/ Tony Aquila
Name: Tony Aquila
Title: Chief Executive Officer

PROPERTY CLAIMS SERVICES, INC.

By: /s/ Tony Aquila
Name: Tony Aquila
Title: Chief Executive Officer

SOLERA, INC.

By: /s/ Tony Aquila
Name: Tony Aquila
Title: Chief Executive Officer

EXPLORE INFORMATION SERVICES, LLC

By: /s/ Jason Brady
Name: Jason Brady
Title: Secretary

SOLERA INTEGRATED MEDICAL SOLUTIONS, INC.

By: /s/ Tony Aquila
Name: Tony Aquila
Title: Chief Executive Officer

AUDATEX HOLDINGS III B.V.

By: /s/ Christian Hutzner
Name: Christian Hutzner
Title: Authorized Signatory

AUDATEX NETWORK SERVICES NETHERLANDS B.V.

By: /s/ Christian Hutzner
Name: Christian Hutzner
Title: Authorized Signatory

SOLERA NEDERLAND HOLDING B.V.

By: /s/ Christian Hutzner
Name: Christian Hutzner
Title: Authorized Signatory

SOLERA NEDERLAND B.V.

By: /s/ Christian Hutzner
Name: Christian Hutzner
Title: Authorized Signatory

AUDATEX DEUTSCHLAND GMBH

By: /s/ Ferdinand Moers
Name: Ferdinand Moers
Title: Managing Director

ARGEMU HOLDING GMBH

By: /s/ Ferdinand Moers
Name: Ferdinand Moers
Title: Managing Director

AUDATEX DATEN INTERNATIONALE DATENENTWICKLUNGSGESELLSCHAFT MBH

By: /s/ R. Ryme
Name: R. Ryme
Title: Managing Director

EXSOFT GMBH

By: /s/ Erik John
Name: Erik John
Title: Managing Director

By: /s/ Jens Dürasch
Name: Jens Dürasch
Title: Managing Director

AUDATEX GMBH

By: /s/ Michael Odermatt
Name: Michael Odermatt
Title: Manager

AUDATEX (SCHWEIZ) GMBH

By: /s/ Michael Odermatt
Name: Michael Odermatt
Title: Manager

AUDATEX CANADA, ULC

By: /s/ Jason Brady
Name: Jason Brady
Title: Secretary

AUDATEX HOLDINGS II S.ÀR.L.

By: /s/ Brian Bagnous
Name: Brian Bagnous
Title: Manager

AUDATEX (UK) LIMITED

By: /s/ Renato Giger
Name: Renato Giger
Title: Chairman

HPI HOLDING LIMITED

By: /s/ Renato Giger
Name: Renato Giger
Title: Chairman

HPI LIMITED

By: /s/ Renato Giger
Name: Renato Giger
Title: Chairman

Consented to by:

GOLDMAN SACHS CREDIT PARTNERS L.P., as Administrative Agent

By:	/s/ Anisha Malhotra
Authorized Signatory

SCHEDULE A

TO JOINDER AGREEMENT

On file with the Administrative Agent